UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 6, 2007

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway
Malvern, PA		19355

(Address of principal executive offices)		(Zip Code)

Registrants’ telephone, including area code:	(610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 6, 2007, the Registrant’s Board of Trustees approved amendments to Article VII, Sections 1 and 2 of the Registrant’s First Amended and Restated Bylaws (the “Bylaws”) to provide for the issuance of shares of beneficial interest of the Registrant without certificates therefor. The amendment was made in order to respond to the New York Stock Exchange’s enactment of a rule which mandates that all listed companies, such as the Registrant, become eligible to participate in the Direct Registration System (“DRS”) no later than January 1, 2008. By enabling the Registrant to issue shares of beneficial interest without certificates therefor, the amendments to the Bylaws enable the Registrant to participate in the DRS.
     The amended Bylaws are effective as of December 6, 2007 and are attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01.      Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

3.1	Liberty Property Trust First Amended and Restated Bylaws, as amended on December 6, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole General Partner

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel
Dated: December 12, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Liberty Property Trust First Amended and Restated Bylaws, as amended on December 6, 2007

3